UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2016

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado	80235
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:  866-464-5844

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Officer. Effective on September 1, 2016, the tenure of Jeff T. Wilson as Chief Financial Officer of Command Center, Inc. (“Command Center”) ended with the expiration of the Executive Employment Agreement dated September 2, 2014, between Mr. Wilson and the Company.

(c) Appointment of Officer. Command Center’s Board of Directors (the “Board”) named Colette C. Pieper as Command Center’s Chief Financial Officer as of September 2, 2016.

The Board believes that Colette Pieper will bring to Command Center strong financial management experience and leadership as demonstrated in prior executive-level positions with public and private companies. Mrs. Pieper brings 36 years of financial accounting, treasury management, tax compliance and financial management experience to Command Center, including 13 years of public accounting experience and 23 years of financial leadership experience for several companies. Before joining Command Center, Mrs. Pieper served as CFO from 2012 to 2016 for Life Partners Holdings, Inc., a company engaged in the secondary market for life insurance. From 2006 to 2012, she was an Executive Director and Accounting/Financial Director for USAA, an insurance and financial services provider to members of the military and their families. Previously, from 2003 to 2005 she was Vice President and CFO of Clarke American Checks, Inc. and from 2000 to 2003, she was Vice President and CFO of an affiliated company, Checks In The Mail, Inc. Mrs.  Pieper holds a Bachelor of Science degree in Accounting from Trinity University and a Master in Professional Accounting degree from the University of Texas. She is licensed by the State of Texas as a Certified Public Accountant and by the American Institute of CPAs as a Chartered Global Management Accountant.

In connection with her appointment on September 2, 2016, Command Center and Mrs. Pieper entered into an Executive Employment Agreement (the “Agreement”).  The Agreement was approved by Command Center’s Board.

A summary of the key terms of the Agreement entered into with Mrs. Pieper is as follows:

●
Her annual base salary will be $185,000, increasing to $200,000 on January 1, 2017. For the remainder of fiscal year 2016, she has a maximum bonus opportunity of $20,000 based upon attaining goals as set forth in the Agreement. Beginning in 2017, she is eligible to accrue a bonus under the terms and conditions of the Executive Bonus Plan, as determined by the Compensation Committee of the Board.  Mrs. Pieper is not guaranteed the payment of any annual bonus.

●	She is also entitled to certain relocation expenses, travel and expense reimbursement, professional membership expenses, education expenses, and vacation.

●
Following approval of a new stock incentive plan by the shareholders, Mrs. Pieper will be entitled to an initial grant of unvested options to acquire 500,000 shares of common stock. The options will vest in four equal annual installments of 125,000 shares, beginning on the date of the award.

●
In the event of a change in control (as defined in the Agreement), she will continue to receive her base salary and annual bonus for 12 months after termination, together with vesting of all options and stock awards granted pursuant to the Agreement. In the event of termination without cause or resignation for good reason (as those terms are defined in the Agreement), Mrs. Pieper would continue to receive her Base Salary for 12 months following termination.

●	Noncompetition and confidentiality provisions are applicable under the Agreement.

●
The Agreement is effective September 2, 2016 and continues for one year unless sooner terminated (the “Employment Term”).  On September 2, 2017, the Employment Term will automatically be extended for an additional year unless either party gives written notice of intention not to extend the Employment Term.  Either Command Center or Mrs. Pieper can terminate the Agreement at any time upon notice.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete terms and conditions of such Agreement (a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K).

There are no transactions, or a series of similar transactions, or any currently proposed transactions, or a series of similar transactions, to which the Company was or is to be a party, in which the amount exceeds $120,000, and in which Mrs. Pieper had, or will have a direct or indirect material interest. Mrs. Pieper has no family relationships with any director or executive officers.

Item 9.01 Financial Statements and Exhibits
The Company’s press release dated September 2, 2016 announcing the appointment of Colette Pieper is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is attached hereto.
Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

(d) Exhibits
10.1	Executive Employment Agreement, dated September 2, 2016, between the Company and Colette C. Pieper

99.1	Press Release issued by the Company on September 2, 2016

This Form 8-K may include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 25, 2015 filed with the SEC and any subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.

September 2, 2016	By:	/s/ Ronald L. Junck
Executive Vice President, General Counsel and Secretary

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